Investor Relations Contact:
Mr. Crocker Coulson
President
CCG Elite Investor Relations
Tel: +1-646-213-1915 (NY Office)
E-mail: crocker.coulson@ccgir.com
Website: www.ccgelite.com

FOR IMMEDIATE RELEASE

China Precision Steel To Present at Two Upcoming Investor Conferences

SHANGHAI, China, May 20, 2008 - China Precision Steel (NASDAQ: CPSL), a niche precision steel processing company principally engaged in producing and selling high precision cold-rolled steel products, today announced that the Company’s management will present at two upcoming investor conferences, including the Brean Murray, Carret & Co. All-Cap All-China Conference in New York City and the ROTH Capital Partners 3rd Annual China Discovery Tour in China.

The date, time and location of China Precision Steel’s presentations at these conferences are as follows:

Brean Murray, Carret & Co. All-Cap, All-China Conference

Date:	Tuesday, May 20, 2008
Time:	1:15 p.m. - 1:55 p.m. EST Time
Venue:	Beekman Suite, The Waldorf Astoria, New York City

The conference will feature formal group presentations and one-on-one meetings with approximately 100 Chinese companies. The participating companies will span the market cap spectrum from large-cap companies to private, "soon-to-be-listed" companies. Interested parties and institutional investors may register for the conference by visiting the conference Web site at: http://www.meetmax.com/sched/bm0508/~public/conference_home.html?event_id=2325.

ROTH 3rd Annual China Discovery Tour

Date:	Friday, May 23, 2008
Time:	12.00 pm. China Time
Venue:	Chi Gu II, The Ritz Carlton Sanya, Hainan

The 3rd Annual ROTH China Discovery Tour will feature more than 70 companies in seven cities throughout China, combining factory visits with management presentations in a mini-conference format. During the past two years, ROTH has taken investors on more than 60 company visits in mainland China and hosted close to 200 Chinese company presentations at its conferences. For more information about this invitation-only event, please contact conference@roth.com

About China Precision Steel

China Precision Steel is a niche precision steel processing company principally engaged in the production and sale of high precision cold-rolled steel products and provides value added services such as heat treatment and cutting medium and high carbon hot-rolled steel strips. China Precision Steel produces high precision ultra-thin, high strength (7.5 mm to 0.05 mm) cold- rolled steel products primarily for automotive components, food packaging materials, saw blades and textile needle manufacturing companies in the People's Republic of China. However, China Precision Steel is expanding into overseas markets such as Nigeria, Thailand, Indonesia and the Philippines, and intends to expand into Japan, the European Union and the United States in the future.

Forward-Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release and oral statements made by China Precision Steel on its conference call in relation to this release, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth, the Company’s planned manufacturing capacity expansion in 2008 and predictions and guidance relating to the Company’s future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, business conditions in China, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which China Precision Steel is engaged; cyclicality of steel consumption including overcapacity and decline in steel prices, limited availability of raw material and energy may constrain operating levels and reduce profit margins, environmental compliance and remediation could result in increased cost of capital as well as other relevant risks not included herein. The information set forth herein should be read in light of such risks. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

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